UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2008

ANESIVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50573	77-0503399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Gateway Boulevard

South San Francisco, California 94080

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (650) 624-9600

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 11, 2008, Anesiva, Inc. (the “Company”) issued a press release announcing its financial results for the three months and the year ended December 31, 2007 entitled “Anesiva Announces Fourth Quarter And Year-End 2007 Financial Results and Provides 2008 Outlook.” The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 2.02 of this Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in Item 2.02 herein and in Exhibit 99.1 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Anesiva, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2008, the Company’s Board of Directors authorized an increase in the number of directors to ten directors.

Effective on February 6, 2008, Daniel S. Janney became a member of the Company’s Board of Directors. Mr. Janney was appointed as a Class II director with a term expiring at the 2011 annual meeting of the Company’s stockholders. There was no arrangement or understanding between Mr. Janney and any other person pursuant to which Mr. Janney was selected as a director. Mr. Janney has been appointed to the Nominating and Corporate Governance Committee of the Board of Directors. A copy of the press release further describing the appointment of Dr. Janney to the Company’s Board of Directors is attached as Exhibit 99.2 to this report and is incorporated herein by reference. Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exhange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in that press release of a reference to our Internet address shall, under any circumstances, be deemed to incorporate the information available at our Internet address into this Current Report on Form 8-K. The information available at our Internet address is not part of this Current Report on Form 8-K or any other report filed by us with the Securities and Exchange Commission.

On February 7, 2008, Richard P. Powers tendered his resignation as Vice President and Chief Financial Officer, effective February 29, 2008. On February 7, 2008, the Board of Directors appointed Jean-Frederic Viret, Ph.D., as Vice President and Chief Financial Officer of the Company, effective March 1, 2008.

Dr. Viret, 42, joined the Company in December 2002. He has been Vice President, Finance, since August 2006, and held various positions in finance since joining the Company. Dr. Viret received an MBA degree from the Johnson School at Cornell University and a Ph.D. degree in molecular biology from the Université Louis Pasteur in Strasbourg, France. Dr. Viret is a certified public accountant.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 7, 2008, the Board of Directors of Anesiva amended the Company’s bylaws to expressly permit book-entry shares, pursuant to the requirements of the Nasdaq Stock Exchange. The amended bylaws became effective immediately upon adoption by the Board. A copy of the amended bylaws is filed herewith as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws

99.1	Press Release, dated February 11, 2008, “Anesiva Announces Fourth Quarter And Year-End 2007 Financial Results and Provides 2008 Outlook.”

99.2	Press Release, dated February 8, 2008, “Anesiva Appoints Daniel Janney to Board of Directors.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2008	ANESIVA, INC.

	By:	/s/ Patrick A. Broderick
Patrick A. Broderick Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Amended and Restated Bylaws

99.1	Press Release, dated February 11, 2008, “Anesiva Announces Fourth Quarter And Year-End 2007 Financial Results and Provides 2008 Outlook.”

99.2	Press Release, dated February 8, 2008, “Anesiva Appoints Daniel Janney to Board of Directors.”